FOURTH AMENDMENT OF MORTGAGE-SHORT TERM MORTGAGE REDEMPTION, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

THIS FOURTH AMENDMENT OF MORTGAGE-SHORT TERM MORTGAGE REDEMPTION, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT (this “Instrument"), dated as of March 22, 2004, is between GEORESOURCES, INC., a Colorado corporation ("Mortgagor"), with an address at 1407 West Dakota Parkway, Suite 1B, Williston, North Dakota 58801 (residence: Williams County, North Dakota), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Lender"), successor in interest to WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, a national banking association, with an address at 175 North 27th Street, Billings, Montana 59117.

RECITALS

A.

Mortgagor executed and delivered to a predecessor of Lender a Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of April 29, 1993 (the "Original Mortgage"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference.  The Original Mortgage was filed and recorded, among other places, as follows:

Recording Data

State

County

Filing Date

Book

Page

Montana

Richland

05/10/93

B-140 Mort.

871

North Dakota

Bottineau

05/10/93

246 Mtges.

501

North Dakota

McKenzie

05/10/93

Doc. #316744

North Dakota

Renville

05/13/93

155 Mtgs.

261

North Dakota

Williams

05/12/93

Doc. #549527

B.

Mortgagor and a predecessor of Lender executed and delivered a First Amendment of Mortgage, Security Agreement, Assignment of Production and Financing Statement dated as of September 1, 1995 (the "First Amendment"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The First Amendment was filed and recorded as follows:

Recording Data

State

County

Filing Date

Book

Page

Montana

Richland

11/27/95

B-147 Mort.

993

North Dakota

Bottineau

11/27/95

256 Mtgs.

158

North Dakota

McKenzie

11/27/95

Doc. #323766

North Dakota

Renville

11/28/95

158 Mtgs.

478

North Dakota

Williams

11/27/95

Doc. #562428

C.

Mortgagor and a predecessor of Lender executed and delivered a Second Amendment of and Addendum to Mortgage, Security Agreement, Assignment of Production and Financing Statement and Mortgage -Collateral Real Estate Mortgage dated as of December 15, 1997 (the "Second Amendment"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The Second Amendment was filed and recorded as follows:

Recording Data

State

County

Filing Date

Book

Page

Montana

Richland

01/22/98

B-155 Mort.

24

North Dakota

Bottineau

01/22/98

264 Mtgs.

219

North Dakota

McKenzie

01/22/98

Doc. #331542

North Dakota

Renville

01/22/98

161 Mtgs.

501

North Dakota

Williams

01/22/98

Doc. #576355

D.

Mortgagor and a predecessor of Lender executed and delivered a Third Amendment of and Addendum to Mortgage, Security Agreement, Assignment of Production and Financing Statement and Mortgage -Collateral Real Estate Mortgage dated as of January 5, 2001 (the "Third Amendment"), the terms and provisions of which and the description of the real and personal property covered by which are hereby incorporated herein by this reference. The Third Amendment was filed and recorded as follows:

Recording Data

State

County

Filing Date

Book

Page

Montana

Richland

04/26/01

B-167 Mort.

590

North Dakota

Bottineau

04/25/01

280 Mtgs.

566

North Dakota

McKenzie

04/25/01

Doc. #339407

North Dakota

Renville

04/25/01

166 Mtgs.

04

North Dakota

Williams

04/25/01

Doc. #595831

E.

Unless otherwise defined herein, terms defined in the Original Mortgage, as amended by the First Amendment, the Second Amendment and the Third Amendment (the "Mortgage"), and as amended hereby, shall have the same meanings when used herein.

F.

The parties desire that the Mortgage be amended as described herein.

AMENDMENT

IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid by Lender to Mortgagor and of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Mortgage shall be amended as follows:

(a) All references in the Mortgage to "Wells Fargo Bank Montana, National Association" shall be changed to be references to "Wells Fargo Bank, National Association". All references in the Mortgage to "Mortgagee" shall be deemed to refer to Wells Fargo Bank, National Association.

(b) All references in the Mortgage to the Mortgage being a "Collateral Real Estate Mortgage" under North Dakota law shall be deleted. The following two new Sections of the Mortgage shall be inserted immediately after Section 23 on the page numbered 15 of the Mortgage:

24.  North Dakota Short-term Redemption Act.

As to that portion of the Collateral situated in the State of North Dakota, the parties agree that the terms of the North Dakota Short-term Redemption Act shall govern this Instrument.

25. Deficiency Judgment. As to that portion of the Collateral situated in the State of North Dakota, Mortgagee (or any successor to Mortgagee as mortgagee hereunder) has the right to proceed to obtain and collect a deficiency judgment, together with foreclosure of the real property mortgaged under the applicable laws of the State of North Dakota.

(c) The following shall be substituted for Clauses (A) and (B) of the second paragraph on the page numbered 3 of the Mortgage:

(A) the payment of the Promissory Note dated January 5, 2001, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $3,000,000, as now in effect or as hereafter amended, extended or replaced (the "2001 Note"), having a maturity date of January 5, 2008, with interest at an annual rate equal to the fluctuating annual rate announced from time to time by Mortgagee as its base rate or prime rate (currently, 4.0 percent per annum), which may not be the lowest interest rate charged by Mortgagee (the "Base Rate"); (B) the payment of the Promissory Note dated March 22, 2004, executed by Mortgagor, payable to the order of Mortgagee, in the face amount of $3,000,000, as now in effect or as hereafter amended, extended or replaced (the "2004 Note"), having a maturity date of March 22,2011, with interest at an annual rate equal to Base Rate (the 2001 Note and the 2004 Note being collectively referred to herein as the "Notes");

(d) Exhibit A attached hereto shall be substituted for the Exhibit A previously attached to the Mortgage. To the extent that lands, leases and properties are described on Exhibit A attached hereto but were not described on the Exhibit A previously attached to the Mortgage, the Mortgage shall now be deemed to cover such additional lands, leases and properties. To the extent that lands, leases and properties are not described on Exhibit A attached hereto but were described on the Exhibit A previously attached to the Mortgage, the Mortgage is no longer intended to cover such omitted lands, leases and properties, and Lender hereby releases, reconveys and quitclaims to Mortgagor any and all right, title and interest which Lender has under the Mortgage in and to any and all such omitted lands, leases and properties.

GRANT

Mortgagor hereby grants, bargains, sells, assigns, transfers, pledges, mortgages and conveys, and grants a security interest in, the Mortgaged Properties to Lender, WITH POWER OF SALE; TO HAVE AND TO HOLD the Mortgaged Properties to Lender and its successors and assigns forever, subject to all of the terms, conditions, covenants and agreements set forth in the Mortgage, as amended hereby, for the security and benefit of Lender and its successors and assigns as holder of any and all notes and other obligations secured by the Mortgage, as amended hereby.

MISCELLANEOUS

This Instrument shall bind and inure to the benefit of the respective successors and assigns of Mortgagor and Lender, including without limitation any and all other banks, lending institutions and parties which may participate in the indebtedness evidenced by the Indebtedness or any of it. Notwithstanding any other provision contained herein, if any property interest granted by this Instrument does not vest on the execution and delivery of this Instrument, it shall vest, if at all, no later than 20 years after the execution and delivery of this Instrument. Mortgagor hereby ratifies, confirms and adopts the Mortgage, as amended hereby.

EXECUTED as of the date first above written.

GEORESOURCES, INC.

By:  /s/  J.P. Vickers

J. P. Vickers,

President

WELLS FARGO BANK, NATIONAL

ASSOCIATION, successor in interest to

WELLS FARGO BANK MONTANA,

NATIONAL ASSOCIATION

By:  /s/  Tyler L. Nose

Tyler L. Nose,

Commercial Loan Officer

STATE OF NORTH DAKOTA

}

} ss.

COUNTY OF WILLIAMS

}

(Montana)

On this day before me, the undersigned notary public, personally appeared J. P. Vickers, known to me to be the President of GEORESOURCES, INC., a Colorado corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same. Witness my hand and official seal as of March 31st, 2004.

(North Dakota)

The foregoing instrument was acknowledged before me this 31st day of March, 2004, by J. P. Vickers, as President of GEORESOURCES, INC., a Colorado corporation, on behalf of said corporation. Witness my hand and official seal.

/s/  Cathy Kruse

Notary Public

Residing in:  Williston, ND

My commission expires:  June 22, 2005

(SEAL)

CATHY KRUSE

Notary Public, STATE OF NORTH DAKOTA

My Commission Expires June 22, 2005

STATE OF MONTANA

)

)ss.

COUNTY OF YELLOWSTONE

)

(Montana)

On this day before me, the undersigned notary public, personally appeared Tyler L. Nose, known to me to be the Commercial Loan Officer of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor in interest to WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, the national banking association that executed the within instrument, and acknowledged to me that such national banking association executed the same. Witness my hand and official seal as of April 5. 2004.

(North Dakota)

The foregoing instrument was acknowledged before me this 5 day of April, 2004, by Tyler L. Nose, as Commercial Loan Officer of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor in interest to WELLS FARGO BANK MONTANA, NATIONAL ASSOCIATION, on behalf of said national banking association. Witness my hand and official seal.

/s/  Kayla Krenzler

Notary Public

Residing in:  Billings, MT

My commission expires:  02-21-08

(SEAL)